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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

     WHEREAS, the Board of Directors of ServiceMaster Management Corporation ("SMMC"), the general partner of ServiceMaster Limited Partnership ("SMLP") has approved an Acquisition Agreement between SMLP, ServiceMaster Acquisition Corporation and Barefoot Inc. (the "Acquisition Agreement") and pursuant thereto has authorized the issuance of shares of limited partnership interest in SMLP ("Shares"); and

     WHEREAS, SMLP, in connection with the issuance of Shares pursuant to the Acquisition Agreement will file a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933 with the Securities and Exchange Commission (the "Commission").

     NOW, THEREFORE:

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints C. William Pollard, Carlos H. Cantu, Ernest J. Mrozek and Vernon T. Squires and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities which such person serves or may serve with respect to SMLP or SMMC to sign the Registration Statement and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     This power of attorney has been signed as of the 5th day of December, 1996, by the following persons:



/s/ C. William Pollard                 /s/ Carlos H. Cantu
----------------------------------     -----------------------------------
C. William Pollard                     Carlos H. Cantu
Chairman and Director                  President and Chief Executive
                                       Officer and Director

/s/ Charles W. Stair                   /s/ Ernest J. Mrozek
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Charles W. Stair                       Ernest J. Mrozek
Vice Chairman and Director             Senior Vice President and Chief
                                       Financial Officer (Principal
                                       Financial Officer)

/s/ Paul W. Berezny, Jr.
----------------------------------     -----------------------------------
Paul W. Berezny, Jr.                   Henry O. Boswell
Director                               Director
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                                        /s/ Sidney E. Harris
-------------------------------         ----------------------------------
Brian Griffiths                         Sidney E. Harris
Director                                Director


                                        /s/ Michele M. Hunt
-------------------------------         ----------------------------------
Herbert P. Hess                         Michele M. Hunt
Director                                Director


-------------------------------         ----------------------------------
Gunther H. Knoedler                     James D. McLennan
Director                                Director


/s/ Vincent C. Nelson                   ----------------------------------
------------------------------          Kay A. Orr
Vincent C. Nelson                       Director
Director


------------------------------          ----------------------------------
Dallen W. Peterson                      Philip B. Rooney
Director                                Director


/s/ Burton E. Sorensen                  /s/ David K. Wessner
------------------------------          ----------------------------------
Burton E. Sorensen                      David K. Wessner
Director                                Director